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                                                                   Exhibit 10.67


                                          September 18, 1997



Graham-Field Health Products, Inc.
Graham-Field, Inc.
Graham-Field Express, Inc.
Graham-Field Temco, Inc.
Graham-Field Distribution, Inc.
Graham-Field Bandage, Inc.
Graham-Field Express (Puerto Rico), Inc.
Everest & Jennings, Inc.

Gentlemen:

            Reference is made to that certain Revolving Credit and Security Agreement dated December 10, 1996, as amended by an Amendment No. 1 dated June 24, 1997, an Amendment No. 2 dated July 9, 1997 and an Amendment No. 3 dated July 9, 1997 (as so amended, the "Loan Agreement") by and among Graham-Field Health Products, Inc., Graham-Field, Inc., Graham-Field Express, Inc., Graham-Field Temco, Inc., Graham-Field Distribution, Inc., Graham-Field Bandage, Inc., Graham-Field Express (Puerto Rico), Inc. and Everest & Jennings, Inc. (collectively, "Borrowers") IBJ Schroder Business Credit Corporation ("IBJS"), the financial institutions named in the Loan Agreement and which hereafter become parties thereto (IBJS and each of the other financial institutions, collectively, the "Lenders"), and IBJS as agent for the Lenders (IBJS in such capacity, the "Agent"). All capitalized terms used herein which are not defined shall have the meanings given to them in the Loan Agreement.

            This letter will confirm our agreement to amend Section 7.5 of the Loan Agreement by deleting both references to the amount "$2,000,000" and replacing such amount with "$2,500,000."

            Except as set forth herein all of the representations, warranties, terms and conditions of the Loan Agreement and the Other Documents remain unamended and unwaived and in full force and effect in accordance with their terms. The agreements set forth herein shall be limited precisely as provided herein and shall not be deemed a waiver of, amendment of, consent to or modification of
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any other term or provision of the Loan Agreement or the Other Documents or any
transaction or future action on the part of Borrowers which would require Agent's or any Lender's consent thereunder.

                              Very truly yours,

                              IBJ SCHRODER BUSINESS CREDIT
                              CORPORATION, as Lender and Agent


                              By:/s/ James M. Steffy
                                 _______________________________________
                                    James M. Steffy, Vice President


                              One State Street
                              New York, New York   10004

                              Commitment Percentage:  26.6667%


                              NATIONAL CITY COMMERCIAL FINANCE, INC.

                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________

                              1965 East Sixth Street, Suite 400
                              Cleveland, Ohio   44114

                              Commitment Percentage:  26.6667%


                              BTM CAPITAL CORPORATION


                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________

                              125 Summer Street, Fourth Floor
                              Boston, Massachusetts   02110

                              Commitment Percentage:  20.0000%
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                              DEUTSCHE FINANCIAL SERVICES CORP.

                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________

                              Address:__________________________________
                              __________________________________________

                              Commitment Percentage:  26.6667%

AGREED AND ACKNOWLEDGED:

GRAHAM-FIELD HEALTH PRODUCTS, INC.
GRAHAM-FIELD, INC.
GRAHAM-FIELD EXPRESS, INC.
GRAHAM-FIELD TEMCO, INC.
GRAHAM-FIELD DISTRIBUTION, INC.
GRAHAM-FIELD BANDAGE, INC.
GRAHAM-FIELD EXPRESS (PUERTO RICO), INC.
EVEREST & JENNINGS, INC.

By:/s/ Gary Jacobs
   _______________________________________
   Gary Jacobs, Vice President of
   Finance of each of the foregoing
   corporations

EVEREST & JENNINGS CANADIAN LIMITED

By:_______________________________________
Name:_____________________________________
Title:____________________________________